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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 2003

                                   ----------


                            COMMERCIAL METALS COMPANY
             (Exact name of registrant as specified in its charter)


              DELAWARE                              1-4304                         75-0725338
    (State or other jurisdiction of          (Commission File Number)           (I.R.S. Employer
            incorporation)                                                     Identification No.)

        6565 N. MACARTHUR BLVD.                                                     75039
             IRVING, TEXAS                                                         (Zip Code)
         (Address of principal
          executive offices)

       Registrant's telephone number, including area code: (214) 689-4300





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ITEM 5.  OTHER EVENTS.

         On November 6, 2003, Commercial Metals Company announced that it is proposing to make, subject to market and other conditions, an offering of up to $200 million aggregate principal amount of senior notes due 2013 in a private offering. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference under Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated November 6, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         The Company is furnishing the information set forth in Exhibit 99.2 to this report pursuant to Regulation FD. Exhibit 99.2 is incorporated by reference in this Item 9 only.

         The information in this Item 9, including Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             COMMERCIAL METALS COMPANY


                             By: /s/ William B. Larson
                                 ----------------------------------------------
                             Name:   William B. Larson
                             Title:  Vice President and Chief Financial Officer


Date:  November 6, 2003



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                                  EXHIBIT INDEX

Exhibit No.           Description of Exhibit
-----------           ----------------------
99.1                  Press Release dated November 6, 2003.

99.2                  Regulation FD Disclosure.